                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 25, 2004
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-13403                84-1032638
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code          (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On June 25, 2004, the Company announced that the Board of Directors has authorized the payment of a quarterly dividend of 18.75 cents per share, payable to shareholders of record as of July 6, 2004, to be paid on July 20, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 25, 2004
                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:   /s/ Warren B. Schmidgall
                                          --------------------------------------
                                             Warren B. Schmidgall
                                             Executive Vice President and
                                             Chief Financial Officer